Exhibit 99.9

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.8640%



        Excess Protection Level
          3 Month Average  5.34%
          December, 1996  5.47%
          November, 1996  5.39%
          October, 1996  5.18%


        Cash Yield                                  17.30%


        Investor Charge Offs                        3.97%


        Base Rate                                   7.86%


        Over 35 Day Delinquency                     4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,000,325,814.19